                                                                  EXHIBIT 10.71


                           KNOLOGY, INC. SPIN-OFF PLAN

       WHEREAS, ITC Holding Company, Inc. ("ITC Holding") maintains the ITC Holding Company, Inc. Stock Option Plan, as amended and restated (the "ITC Option Plan");

       WHEREAS, in connection with the distribution ("Distribution") of KNOLOGY Series A Preferred Stock by ITC Holding on December 30, 1999, ITC Holding has determined that it is appropriate and desirable to adjust the outstanding and unexercised options granted under the ITC Option Plan (the "ITC Options") by reducing the exercise price of the ITC Options and also distributing options to purchase KNOLOGY Series A Preferred Stock (the "KNOLOGY Options");

       WHEREAS, the purpose of this adjustment is to account for the reduction in the fair market value of ITC Holding common stock as a result of the Distribution;

       WHEREAS, it is intended that this adjustment satisfy the requirements of
Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code");

       WHEREAS, KNOLOGY, Inc. ("KNOLOGY") will be the issuer of shares of Stock on exercise of the KNOLOGY Options, and, therefore, wishes to adopt this KNOLOGY Inc. Spin-Off Plan (the "Plan") pursuant to which the shares of Stock will be issued; and

       WHEREAS, the Plan is intended only for the KNOLOGY Options distributed in connection with the Distribution and no additional options shall be granted under this Plan.

       NOW, THEREFORE, BE IT RESOLVED, that KNOLOGY sets forth herein the terms of the Plan as follows:

Section 1. Except as provided in Sections 2 through 10 below, the terms of the Plan shall be identical to the terms of the ITC Option Plan, attached hereto as Exhibit A; provided, however, that the terms of the Plan shall be interpreted in a manner not inconsistent with the implementation of the Distribution of the KNOLOGY Options and the administration thereof.

Section 2.    The name of the Plan shall be the "KNOLOGY Spin-Off Plan".

Section 3. The Plan shall be effective as of December __, 1999, the date the Plan was approved by the Board of Directors of KNOLOGY.

Section 4. "Stock" shall mean the Series A Preferred Stock, par value $0.01, of KNOLOGY and any other capital stock of KNOLOGY into which such stock may be converted, or reclassified or that may be issued in respect of, in exchange for or in substitution of, such stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events (including automatic conversion of the Series A Preferred Stock pursuant to its terms).

Section 5. Notwithstanding anything else to the contrary contained in the Plan, if an Option is granted, assumed or modified pursuant to the Plan on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of ITC Holding or KNOLOGY, or other increase or decrease in such shares effected without receipt of consideration by ITC Holding or KNOLOGY, the Option Price payable with respect to shares that are subject to the Option may be less than the Fair Market Value of the shares to the extent necessary and appropriate to properly reflect the transaction.

Section 6. Only holders of outstanding but unexercised ITC Options who receive Options distributed in the Distribution occurring on or about December 30, 1999 are eligible to participate in the Plan.

Section 7. Solely for purposes of the Plan, an Optionee who is employed by or provides services to (1) ITC Holding, or (2) ITC/\DeltaCom, Inc. or any of their respective affiliates immediately following the Distribution and who continues to be employed by or provide services to such company or any of its affiliates following the Distribution shall not be considered to have terminated qualifying employment or service for purposes of the plan and options granted thereunder (including, without limitation, option exercise and vesting provisions).

Section 8. The number of shares of Stock reserved for issuance under the Plan is 6,258,036 shares, which is the number of shares of Stock available for issuance pursuant to the exercise of KNOLOGY Options distributed by ITC Holding in the Distribution to holders of ITC Options.

Section 9. The term "Optionee" shall mean a person who holds an Option issued under the Plan.

Section 10. The term "Company" shall KNOLOGY, Inc. and any successor to such corporation.

       IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan as of the __ day of December, 1999 to evidence its adoption of this Plan.

                                  KNOLOGY, INC.



                                  By:
                                     --------------------------

                                                             Exhibit A

                           ITC HOLDING COMPANY, INC.

                     AMENDED AND RESTATED STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                                      PAGE
1. PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2. DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.1. Board . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.2. Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.3. Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.4. Employee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.5. Exchange Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.6. Fair Market Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.7. ISO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.8. Non-ISO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.9. Option. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.10. Optionee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.11. Option Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.12. Option Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.13. Parent Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.14. Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.15. Rule 16b-3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.16. Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.17. Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.18. Surrendered Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.19. Ten Percent Shareholder. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

3. SHARES SUBJECT TO OPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

4. EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

5. ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

6. ELIGIBILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

7. GRANT OF OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     7.1. Board Action. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     7.2. $100,000 Limit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

8. OPTION PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

9. EXERCISE PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

10. NONTRANSFERABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

11. SURRENDER OF OPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     11.1. General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

                                                                                                          PAGE
     11.2. Procedure. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     11.3. Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     11.4. Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

12. SECURITIES REGISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

13. LIFE OF PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

14. ADJUSTMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

15. SALE OR MERGER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

16. AMENDMENT OR TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

17. MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     17.1. No Shareholder Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     17.2. No Contract of Employment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     17.3. Withholding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     17.4. Other Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     17.5. Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     17.6. Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

                           ITC HOLDING COMPANY, INC.

                     AMENDED AND RESTATED STOCK OPTION PLAN



1.       PURPOSE

                 The purpose of this Plan is to promote the interests of the Company and its Subsidiaries by granting Options to purchase Stock to Optionees in order (1) to attract and retain Employees, (2) to provide an additional incentive to each Optionee to work to increase the value of Stock and (3) to provide each Optionee with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders.

2.       DEFINITIONS

                 Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         2.1.    BOARD

                 "Board" means the Board of Directors of the Company.

         2.2.    CODE

                 "Code" means the Internal Revenue Code of 1986, as amended.

         2.3.    COMPANY

                 "Company" means ITC Holding Company, Inc. and any successor to such corporation.

         2.4.    EMPLOYEE

                 "Employee" means (for purposes of granting ISOs) any full-time employee of the Company or any Subsidiary and (for purposes of granting Non-ISOs) any officer, director or full-time employee of the Company or any Subsidiary.

         2.5.    EXCHANGE ACT

                 "Exchange Act: means the Securities Exchange Act of 1934, as amended.

         2.6.    FAIR MARKET VALUE

                 "Fair Market Value" means the price which the Board acting in good faith determines through any reasonable valuation method that a share of stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

         2.7.    ISO

                 "ISO" means an option granted under this Plan to purchase stock which is intended by the Company to satisfy the requirements of Code
Section 422A.

         2.8.    NON-ISO

                 "Non-ISO" means an option granted under this Plan to purchase Stock which is not intended by the Company to satisfy the requirements of Code
Section 422A.

         2.9.    OPTION

                 "Option" means an ISO or a Non-ISO.

         2.10.   OPTIONEE

                 "Optionee" means any Employee, consultant or adviser of the Company or any Subsidiary.

         2.11.   OPTION CERTIFICATE

                 "Option Certificate" means the written certificate or instrument which sets forth the terms of an Option granted to an Employee under this Plan.

         2.12.   OPTION PRICE

                 "Option Price" means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

         2.13.   PARENT CORPORATION

                 "Parent Corporation" means any corporation which is a parent of the Company within the meaning of Code Section 425(e).

         2.14.   PLAN

                 "Plan" means this ITC Holding Company, Inc. Stock Option Plan, as amended from time to time.

         2.15.   RULE 16B-3

                 "Rule 16b-3" means the exemption under Rule 16b-3 to Section 16(b) of the Exchange Act or any successor to such rule.

         2.16.   STOCK

                 "Stock" means the common stock of the Company.

         2.17.   SUBSIDIARY

                 "Subsidiary" means any corporation which is a subsidiary corporation of the Company within the meaning of Code Section 425(f).

         2.18.   SURRENDERED SHARES

                 "Surrendered Shares" means the shares of Stock described in
Section 11 as to which an Optionee has surrendered his or her Option in accordance with Section 11.

         2.19.   TEN PERCENT SHAREHOLDER

                 "Ten Percent Shareholder" means a person who owns (after taking into account the attribution rules of Code Section 425(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of either the Company, a Subsidiary or a Parent Corporation.

3.       SHARES SUBJECT TO OPTIONS

                 There shall be 1,000,000 shares of Stock reserved for use under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock. Furthermore, any shares of Stock subject to an Option which remain after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain after the surrender of an Option under Section 11 and any shares of stock used to satisfy a withholding obligation under Section 17.3 shall not again become available for use under this Plan.

4.       EFFECTIVE DATE

                 The effective date of this Plan shall be the date it is adopted by the Board, provided that, to the extent this Plan provides for the issuance of ISOs, the shareholders of the Company (acting at a duly called meeting of such shareholders) approve those portions of this Plan related to the granting of ISOs within twelve (12) months after the date of adoption. If any ISOs are granted under this Plan before the date of such shareholder approval, these ISOs automatically shall be granted subject to such approval. However, any requirement of shareholder approval shall not apply to the extent this Plan provides for the issuance of Non-ISOs unless such approval is necessary to comply with Section 16(b) of the Exchange Act.

5.       ADMINISTRATION

                 This Plan shall be administered by the Board. The Board acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Board shall have the power to interpret this Plan and (subject to Section 16) to take such other action in the administration and operation of this Plan as the Board deems equitable under the circumstances, which action shall be binding on the Company, on each affected Optionee and on each other person directly or indirectly affected by such action. However, at such time as the Company becomes subject to the reporting requirements under Section 16(b) of the Exchange Act, no member of the Board shall serve as such under this Plan unless such person is a "disinterested person" within the meaning of Rule 16b-3 of the Exchange Act.

6.       ELIGIBILITY

                 Only Optionees shall be eligible for the grant of Options under this Plan.

7.       GRANT OF OPTIONS

         7.1.    BOARD ACTION.

                 The Board acting in its absolute discretion shall grant Options to Optionees under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall (1) specify whether the Option is an ISO or Non-ISO, and (2) incorporate such other terms and conditions as the Board acting in its absolute discretion deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of shares of Stock subject to the Option which first become exercisable or subject to surrender during any calendar year. If the Board grants an ISO and a Non-ISO to an Optionee on the same date, the right of the Optionee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option.

         7.2.    $100,000 LIMIT.

                 To the extent that the aggregate Fair Market Value of Stock (determined as of the date the ISO is granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Non-ISOs. The Fair Market Value of the Stock subject to any other option (determined as of the date such option was granted) which (1) satisfies the requirements of Section 422A of the Code and (2) is granted to an Optionee under a plan maintained by the Company, a Subsidiary, or a Parent Corporation shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan. Finally, this $100,000 limitation shall be administered in accordance with the rules under Section 422A(d) of the Code.

8.       OPTION PRICE

                 The Option Price for each share of Stock subject to an ISO shall be no less than the Fair Market Value of a share of Stock on the date the ISO is granted; provided, however, if the Option is an ISO granted to Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price for each share of Stock subject to a Non-ISO may be less than the Fair Market Value of a share of Stock on the date the Non-ISO is granted but shall not be less than adequate consideration (as determined by the Board) for such share. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Board can provide for the payment of the Option Price either in cash, check or in Stock acceptable to the Board or in any combination of cash, check and Stock acceptable to the Board. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Board (or to its delegate).

9.       EXERCISE PERIOD

                 Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall

                 (1) make an Option exercisable before the date such Option is granted or

                 (2)      make an Option exercisable after the earlier of

                          (a)     the date such Option is exercised in full,

                          (b) the date which is the tenth anniversary of the date such Option is granted, if such Option is an ISO granted to a non-Ten Percent Shareholder, or the date which is the fifth anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder, or

                          (c) the date which is one day after the tenth anniversary of the date such Option is granted, if such Option is a Non-ISO.

An Option Certificate may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability.

10.      NONTRANSFERABILITY

                 No Option granted under this Plan shall be transferable by an Optionee and such Option shall be exercisable during an Optionee's lifetime only by the Optionee. If the Option Certificate provides for the exercise of an Option after the death of an Optionee, the personal representative of the Optionee's estate thereafter shall be treated as the Optionee.

11.      SURRENDER OF OPTIONS

         11.1.   GENERAL RULE

                 The Board acting in its absolute discretion may incorporate a provision in an Option Certificate to allow an Optionee to surrender his or her Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that

                 (1) the Fair Market Value of the Stock subject to such Option exceeds the Option Price for such Stock and

                 (2) the Option to purchase such Stock is otherwise exercisable.

         11.2.   PROCEDURE

                 The surrender of an Option in whole or in part shall be effected by the delivery of the Option Certificate to the Board (or to its delegate) together with a statement signed by the Optionee which specifies the number of shares of Stock as to which the Optionee surrenders his or her Option and how he or she desires payment be made for such Surrendered Shares.

         11.3.   PAYMENT

                 An Optionee in exchange for his or her Surrendered Shares shall receive payment in cash or in Stock, or in a combination of cash and Stock, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Option Price for the Surrendered Shares. The Board acting in its absolute discretion can approve or disapprove an Optionee's request for payment in whole or in part in cash and can make that payment in cash or in such combination of cash and Stock as the Board deems appropriate. A request for payment only in Stock shall be approved and made in Stock to the extent payment can be made in whole shares of Stock and (at the Board's discretion) in cash in lieu of any fractional share of Stock.

         11.4.   RESTRICTIONS

                 Any Option Certificate which incorporates a provision to allow an Optionee to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Board deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

12.      SECURITIES REGISTRATION

                 Each Option Certificate may provide that, upon the receipt of shares of Stock as a result of the surrender or exercise of an Option, the Optionee shall, if so requested by the Company, hold such shares of Stock for reinvestment and not with a view to resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Option Certificate also may provide that, if so requested by the Company, the Optionee shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise or surrender of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

13.      LIFE OF PLAN

                 No Option shall be granted under this Plan on or after the earlier of

                 (1) the tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan thereafter shall continue in effect until all outstanding Options have been surrendered or exercised in full or no longer are exercisable, or

                 (2)      the date on which all of the Stock reserved under
                          Section 3 of this Plan has (as a result of the surrender or exercise of Options granted under this
                          Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

14.      ADJUSTMENT

                 The number of shares of Stock reserved under Section 3 of this Plan and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Section 425(a) of the Code) the number of shares subject to Options granted under this Plan and the Option Price of such Options and to issue options under this Plan in the event of any corporate transaction described in Section 425(a) of the Code which provides for the substitution or assumption of such Options. If any adjustment under this Section 14 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 14 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 16(a) of this Plan.

15.      SALE OR MERGER

                 If the Company agrees to sell substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each then outstanding Option at the direction and discretion of the Board may be cancelled unilaterally by the Company as of any date before the effective date of such transaction in exchange for the same consideration which each Optionee otherwise would receive as a shareholder of the Company in connection with such transaction if he or she had (notwithstanding the terms of his or her Option Certificate) the right to surrender his or her Option (to the extent then outstanding) under Section 11 of this Plan and he or she exercised that right exclusively for Stock on such date.

16.      AMENDMENT OR TERMINATION

                 This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, in accordance with Section 422A of the Code, no such amendment shall be made absent the approval of the shareholders of the Company (a) to increase the number of shares reserved under Section 3, or (b) to change the class of Optionees eligible for Options under Section 6. In the event the Company becomes subject to the reporting requirements under Section 16(b) of the Exchange Act, the Board shall not amend the Plan absent the approval of the shareholders of the Company (a) to materially modify (within the meaning of Rule 16b-3) the requirements as to eligibility for participation in this Plan,
(b) to extend the maximum life of the Plan under Section 13 or the maximum exercise period under Section 9, (c) to decrease the minimum Option Price under
Section 8, or (d) to otherwise materially increase (within the meaning of Rule 16b-3) the benefits accruing to Optionees under this Plan. Any amendment, however, which specifically applies to Non-ISOs shall not require shareholder approval unless such approval is necessary to comply with Section 16(b) of the Exchange Act. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Company shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless (1) the Optionee consents in writing to such modification, amendment or cancellation or
(2) there is a dissolution or liquidation of the Company or a transaction described in Section 14 or Section 15 of this Plan.

17.      MISCELLANEOUS

         17.1.   NO SHAREHOLDER RIGHTS

                 No Optionee shall have any rights as a shareholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Stock subject to such Option to such Optionee.

         17.2.   NO CONTRACT OF EMPLOYMENT

                 The grant of an Option to an Optionee under this Plan shall not constitute a contract of employment and shall not confer on an Optionee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

         17.3.   WITHHOLDING

                 The exercise or surrender of any Option granted under this Plan shall constitute an Employee's full and complete consent to whatever action the Board directs to satisfy the federal and state tax withholding requirements, if any, which the Board in its discretion deems applicable to such exercise or surrender. The Board also shall have the right to provide in an Option Certificate that an Employee may elect to satisfy federal and state withholding requirements through a reduction in the number of shares of Stock actually transferred to him or her under this Plan, and if the Company is subject to the reporting requirements under Section 16(b) of the Exchange Act, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3.

         17.4.   OTHER CONDITIONS

                 Each Option Certificate may require that Optionees (as a condition to the exercise or surrender of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise or surrender of such Option and provides for the repurchase of such Stock by the Company under certain circumstances.

         17.5.   TRANSFER

                 The transfer of an Employee between or among the Company, a Subsidiary, or a Parent Corporation shall not be treated as a termination of employment under this Plan.

         17.6.   CONSTRUCTION

                 This Plan shall be construed under the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the Company caused its duly authorized officer to execute this Plan as of the 17th day of January, 1991 to evidence its adoption of this Plan, and the Company has caused its duly authorized officer to execute this Amended and Restated Plan as of September ___, 1994.

                                        ITC HOLDING COMPANY, INC.


                                        By:
                                           ----------------------





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